Listing Report:Supplement No. 120 dated Dec 10, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 212853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	18	Length of status:	0y 7m
Amount delinquent:	$67	Revolving credit balance:	$7,237	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dswfondy	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital for my Business
This loan will be used as capital for our BBQ business. We have been open a little under a year and have had great sales and growth. To be honest we fell short on our capital needs in the beginning and need a little bump to get thru to our one year aniv.

This capital will be used for backup money in the bank for unforseen expenses.

Our website: www.bransonsbbq.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	33%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	6y 9m
Amount delinquent:	$258	Revolving credit balance:	$25,014	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ramajama	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would like to pave my driveway
Purpose of loan:
This loan will be used to?? pave my driveway to increase value of my home.

My financial situation:
I am a good candidate for this loan because?? I have done most of work on my house as we built it and would like to continue to build equity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,053	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	value-raccoon	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off personal Bills
Purpose of loan:
This loan will be used to? pay off personal loans in order to obtain a home loan with first time buyers? in order to receive tax income credit

My financial situation:
I am a good candidate for this loan because? I pay my bills on time

Monthly net income: $ 3,020.00
Monthly expenses: $ 700
??Housing: $ 200
??Insurance: $ 200
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Not employed
Now delinquent:	4	Total credit lines:	34	Length of status:	0y 4m
Amount delinquent:	$1,234	Revolving credit balance:	$3,003	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SummerTimeChills	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Oct-2009) 700-719 (Aug-2007)
Principal balance:	$1,126.45	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Celebrating the Holidays
The holidays are upon us once again!

Will you help me put smiles on my children's faces this year?

I have three children, 13, 9, and (fixin' to be) 5. The picture shows the baby with Santa several years ago. :)

Why am I asking for your assistance?

My sister-in-law passed away Thanksgiving week after fiercely battling cancer. She was diagnosed in the spring, and managed to hold on through one last birthday for both of her boys (14 and 20). What funds I had set aside for gifts I instead spent driving over 2000 miles round trip to comfort my brother and nephews.

I am currently not working in a compensated position because my program (law school student) prohibits me doing so for the first year. Spring student loan funding will not be released until January 5. I'm between a rock and a hard place.

I am more than happy to answer any questions! Just ask!

NOTE: I am very curious about the credit information Prosper is reporting from Experian. I pulled my Experian report on September 1 of this year prior to applying for a Federal GradPlus loan. I made sure to print it out so I would have it as a reference if needed. My copy shows no current delinquencies. The old ones were from 2005 during my first divorce when neither the ex nor I could agree who would pay the mortgage as neither of us were living in the home. That has been settled for *quite* a long time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 14.58%	Starting monthly payment:	$32.74

Auction yield range:	4.20% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1998	Debt/Income ratio:	26%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,470	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	invincible-duty	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Medical Bill
Purpose of loan:
This loan will be used to pay off a medical bill
My financial situation:
I am a good candidate for this loan because I am very careful to pay bills on time and budget money very carefully.? I would like to establish a good reputation in Prosper in order to have a place to go that is not as difficult as a bank to work with.

Monthly net income: $3300? (Excludes?occasional overtime)

Monthly expenses: $
??Housing: $ 756
??Insurance: $ 112
??Car expenses: $ 60
??Utilities: $ 210
??Phone, cable, internet: $ 185
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 990
The Public Record is a Chapter 7 Bankruptcy with my ex-wife.? It was discharged in?fall of 2001.? It is embarassing to have on my report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.20% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1992	Debt/Income ratio:	34%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	23y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,149	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	benefit-galleon	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down two credit cards
Purpose of loan:
This loan will be used to? pay down two credit cards. With the changes coming I am afraid I will never make any ground because the amount due monthly will be excessive.

My financial situation:
I am a good candidate for this loan because?
I have always paid my debt even if late in the past. I am cuurent with all debt but want to get out of debt.I have learn hard lessons.
Monthly net income: $
3000.00
Monthly expenses: $ 1800.00
??Housing: $ 582.00
??Insurance: $ na
??Car expenses: $?390.00
??Utilities: $???Phone, cable, internet: $ na--paid by husband
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 474.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1998	Debt/Income ratio:	15%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	3y 6m
Amount delinquent:	$509	Revolving credit balance:	$1,301	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	116%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bell2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate bills
Purpose of loan:
This loan will be used to? consolidate high interest short-term loans.

My financial situation:
I am a good candidate for this loan because? continuously employed for the past 25+ years in a technical field,

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 835
??Insurance: $ 115
??Car expenses: $ 460
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 210
??Other expenses: $ 1100 (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,301	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	consolidate_all	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2007)
Principal balance:	$9,945.34	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Getting Married and moving
Purpose of loan:
I am getting married and renting out my property. I will subsequently be moving into a house closer to work ( Apple Computer ).

My financial situation:
Besides my prosper Loan I currently maintain ( never missed a payment ). I am paying my prior years taxes off with payments, I have added some debt to one of my credit cards as well. Which I will be paying off with my prosper loan. I have been without revolving debt for over a year and will not hold a balance on my credit cards again.
I own two cars that are in excellent shape, out right, and will be selling one of them if need be to continue living without revovling debt on credit cards.
I just landed a great position by contract at Apple, I'm a perfect fit for the role and don't expect any surprises. I've never been un-employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 10.07%	Starting monthly payment:	$187.99

Auction yield range:	4.20% - 6.99%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2000	Debt/Income ratio:	21%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$30,532	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GAMBLEGOD	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to pay off two credit cards.? I am currently pay over 12% for them.? I think that I can get a better deal with Prosper and like the idea of a fixed rate loan.

My financial situation:
I am a good candidate for this loan because?

I have never defaulted on any of my debts.I made some financially unsound decisions before, but made up my mind to become debt free.? Currently, I am on track to pay off all my debts, (student loan, car loan, and credit card) in the next 36 months.

I have more than enough money to pay off this right now ($16k in brokerage account), but I'd like to keep the cash for emergency.
More than $25k in 401k (currently contribute 8%toward 401k every paycheck)
I am a homeowner. ??
My job is very safe and I have a BS in Business.

One more thing, my debts look high because I am carrying a $15000 balance for my dad.? He is paying $300 toward that credit monthly (He will be debt free in about 4-5 years).? Chase was charging him 27% so I transferred to my BofA card for about 9.9%.? Saving him a lot of interest, but now it is hurting me on paper.? What can I say? He is my dad.

thank you for your considerations.? This is as good as A rated corporate bond.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.34

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,154	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	NicOCjoe	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,975.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Basic Transportation
Purpose of loan:
For the Purchase of a used vehicle.

My financial situation:
A great Candidate: No Late Payments, Paid off Previous Prosper Loan satisfactorily in less than 1 year.

Monthly net income: $ 5300 / month Gross. . . $4,500 net.

Monthly expenses: $?
??Housing:???????????$?1,000 / month
??Life Insurance:?? $?12.50 / month (billed $150 / year)
??Car expenses:?? $???0?- None Yet
??Utilities:???????????? $??25 / month
??Cell Phone:????????$? 35 / month?
??Food:?????????????????$ 300 / month
??Clothing, household expenses $ 100 / month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$346.60

Auction yield range:	4.20% - 13.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1987	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$47,567	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jsowoodproducts	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business debt consolidation
Purpose of loan:My company is trying to term out credit card debt and get it off the revoloving credit category in order to improve my credit rating and negotiate a better rate on my home mortgage and eliminate the ability to charge new amounts so that we can get these cards paid off! We have had them for 9 years and just want to get them paid off and closed.

My financial situation:My 15 year-old business will ultimately be paying for this loan, since it will be used to pay credit card debt incurred by the business that is in my name. My business averages $500,000 in income each year. We are paying $1,000/month (documentable 9 year history) on these two credit cards and will easily be able to make the payment on?this loan, improve our cash flow and get these cards paid off and closed!

Monthly net income: $ 7,500 (business $40,000-$50,000)

Monthly expenses: $?5,000?
Housing: $ 2500??
Insurance: $?250??
Car expenses: $ Business pays??
Utilities: $ 200??
Phone, cable, internet: $ 200??
Food, entertainment: $ 250??
Clothing, household expenses $?250???
Credit cards and other loans: $
Business pays?75% credit card debt as it is actually business debt, not personal = $500??
Other expenses: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	35	Length of status:	1y 2m
Amount delinquent:	$415	Revolving credit balance:	$25,535	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	influential-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding business
Purpose of loan:
This loan will be used to expand the business I currently own

My financial situation: I'm a self employed and planning to expand my business so I can be better financially.
I am a good candidate for this loan because I'll honor the term and condition of this loan. with the loan of $15,000. I believe that I'll be able to make monthly payments on time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,259	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparent-kindness8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughter
Purpose of loan:
This loan will be used to help my daughter pay her school tuition for the remainder of the year. She is currently raising two babies on her own and he husband just walked out on her and drained the account. This is our only option to help her right now. I do not want her to drop out of school, so the money borrowed will be put to her tuiton at the University of Phoenix - online campus were she is studying Psychology.

My financial situation:
I am a good candidate for this loan because I will pay extra and will do about anything to get it so she can continue her education. I can not afford to just give her the money right now, and with her personal situation her bank account is negative and she can not qualify for this loan on her own. Please consider us for a loan.

Monthly net income: $ $4214 - sometimes more.

Monthly expenses: $
??Housing: $?1200
??Insurance: $ 300
??Car expenses: $ 600
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $?75
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1993	Debt/Income ratio:	11%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,694	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rwo	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 56% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	8 ( 44% )	600-619 (May-2008)
Principal balance:	$2,890.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Automobile expenses/consolidation
Purpose of loan:
This loan will be used to??Invest in repairs and maintenance on my vehicle in order to avoid having to purchase a new car and consolidate a few debts.? I do not wish to have a car payment at this time.??My husband and I are more stable than we were when I initiated my original Propser loan, which is in good standing, and we continue to move forward.? Many obligations we had in 2005 have been retired, although we do have some credit card debt that I would like to retire.

My financial situation:
I am a good candidate for this loan because? I am committed to and have been improving our financial situation.? I am an established Prosper customer and I have a very stable job.? I have worked in my chosen field for 14 years now, eight years with my previous employer and six years? with my current employer.?? In addition, ?I have significant earning capability above and beyond my monthly salary by way of billable fees for my services.? This is 1099 income generated on my own and relates to my position within the judicial system.?

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1275
??Insurance: $ 350
??Car expenses: $?0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $?300
??Credit cards and other loans: $?300
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1976	Debt/Income ratio:	33%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$25,810	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	jatazus1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$1,760.96	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Wish to Lower my monthly payments
Purpose of loan:
This loan will be used to? pay off other debt simple as that. I wish to lower my monthly payments. Prosper has already financed a loan for me and I am paying it off faithfully. I wish to utilize?this loan?to pay off other debts and consolidate my efforts.

My financial situation:
I am a good candidate for this loan because? my payments to all credit vendors including Prosper?has been impeccable for 5 years, no late payments ever and I will prove that I will continue to be letter perfect on repayment

Monthly net income: $ 7,200.00

Monthly expenses: $
??Housing: $ 1295.00
??Insurance: $ 130.00
??Car expenses: $ 600.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 600.00
??Credit cards and other loans:$1650.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$130.67

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,645	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	740-759 (Nov-2009) 700-719 (Aug-2009) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Aviation Equipment Upgrade
Purpose of loan:
This loan will be used to?
Provide funding for the upgrade of Flight Club equipment. (addition of new radio and general maint.)
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black both with the business as well as personally.

Monthly net income: $
$4200.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1978	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,366	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-smart-gold	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas
Purpose of loan:
This loan will be used to? book a cruise for Christmas

My financial situation:
I am a good candidate for this loan because?a have a?good income?

Monthly net income: $9000 average
Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 361.00
??Car expenses: $ 1100.00
??Utilities: $ 500.00
??Phone, cable, internet: $ 400.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$198.77

Auction yield range:	14.20% - 23.99%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$54,064	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	topbroker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 4% )	660-679 (Dec-2007)
Principal balance:	$2,511.81	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Tax Loan
Purpose of loan:
My consulting business has taken off this year, in spite of the down economy.? While all of my time and effort this year has been dedicated to making my business a success, my accountant informed me of some tax obligations due before the end of the year.? This loan is to cover these taxes so I don't end up with a heavier tax burden due to penalties and interest later.

My financial situation:
I've experienced increasing income year-over-year for my entire career. I have Information Technology?Consulting business that is nearly 4 years old. In May 2008 I left my full-time?job to work this business exclusively. The dividends have been tremendous.? My income nearly doubled this year and I anticipate gains next year as well.

I have a strong employment history and am an expert in my field. I enjoy job security and a healthy income. My 2010 income prospects are very positive with potential to increase by 25% - 30% over 2009.

I treat debt cautiously and use it wisely. I have never missed or been late on any payments. This loan will not be an exception.

Monthly net income: $ 9,000.00

Monthly expenses: $ 4704.00
??Housing: $ 1600.00
??Insurance: $?272.00
??Car expenses: $?501.00
??Utilities: $?236.50
??Phone, cable, internet: $?62.50
??Food, entertainment: ~$300.00
??Clothing, household expenses $?450.00
??Credit cards and other loans: $?982.00
??Other expenses: ~$ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$351.42

Auction yield range:	14.20% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,087	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	shaker1	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business
Purpose of loan:
This loan will be used to start a home-based business.?

My financial situation:
I am a good candidate for this loan because I am well into my military career and a lot of study has been put into what I am doing on this home business.

Monthly net income: $ 6400

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 440
??Utilities: $ 115
??Phone, cable, internet: $ 70
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.68%	Starting monthly payment:	$49.25

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ringleader72	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Furnishing Apartment
Purpose of loan:
This loan will be used to furnish my one bedroom apartment.? I want to get a small sectional to replace couches they are taking too much space up in living room and there are other areas that need a makeover with home decor

My financial situation:
I am a good candidate for this loan because?past credit issues were due to loss of job and some things I disputed?with the credit bereaus were not removed ?but I have been at my current?job for 4 years and all my current bills have been paid on time.?? Having my own bachelor pad? is great but it gets fustrating that I cant?get a simple loan to make?it look decent.? It dosen't have to be like MTV cribs but I just wanna make it?look like a grown man lives here so I can invite family, friends, and the ladies over. ?I'm just tired of being told no and need a chance to show I take my bills seriously.? I can make a monthly payment of $50

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $569
??Insurance: $84?
??Car expenses: $166
??Electric: $30
??Phone, cable, internet: $ 87
??Food, entertainment: $100???
??Credit cards and other loans: $23

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$63.23

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-2004	Debt/Income ratio:	15%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,913	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-cherry	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Picking up a cheap car
Purpose of loan:
To pick up a cheap car for hobby purposes.? The car will be fixed up.
My financial situation:
I've never missed a credit payment with the exception of some moving confusion.? As of right now much of my money is being used up because of holiday time and girlfriend.? So I'm looking for a small loan to cover a bit of the cost.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	40%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,396	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,411.81	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late.

Monthly Income: $ 6316.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $ 175
??Car expenses: $ 231
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$281.71

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1983	Debt/Income ratio:	14%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,461	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Lancasterdust	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-779 (May-2008)
Principal balance:	$474.12	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
mothers funeral expenses
Purpose of loan:
This loan will be used to???pay for mothers funeral expenses. She is 92 and in a care home in Phoenix arizona. She has had several strokes and was given only days to weeks to live. undefined undefinedundefined

My financial situation:
I am a good candidate for this loan because? undefinedundefined undefinedI have a small loan from Prosper that is now 18 months old. I have always paid on time. I am also a lender with 19 small notes.I pay for my mothers care in the amount of 2400/month which will free up that amount when she passes. Her care is paid for out of my investments. I have some black marks on my credit--one of which was a co-signer which I had to pay ($5250) and the other was from expenses I had when I left as a partner in a hedge fund.(My two partners and I disagreed on ethics.) this was the expense of a BMW that the fund now longer paid. I had a choice of paying for my mother or the BMW. I paid for the car until there was only 90 days left on the lease and then turned it in. BMW then sent me a bill for $4000. As I said above I had a choice of paying for the vehicle or for my mothers care.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	11.20% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1992	Debt/Income ratio:	52%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	44 / 40	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	132	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$59,223	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	robmman13	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Investment Loan
Purpose of loan:
I am planning on making some nice updates to my home to increase the value in an effort to refinance.

My financial situation:
I am a good candidate for this loan because? Once I refinance my home, I will be able to take some cash out to repay this loan promptly.
Monthly net income: $
4950
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150
??Car expenses: $?354
??Utilities: $ 175
??Phone, cable, internet: $ 100
??Food, entertainment: $?350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,850.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$445.58

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$441	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	StraddlegrabTM	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Low Risk- Small Business loan
Support the economy let me create jobs, Need assistance in bringing an excellent product to the retail market! I don?t have any outstanding debt; very low monthly expenses ($1,700), ?I can make $8,000 a month driving a truck (OTR) but my income cannot be verified because I was injured in a car accident (not at fault).?... during my physical treatment I develop a unique product, it?s patent pending and it's?ready to sell. I used the money I received from the insurance to develop the product and now I?m just bit short from making it a business I have to finish the packaging and the presentation materials as well as produce inventory and such. I got potential buyers, distributors and many ways to go about it such on infomercials on TV in the future. BUT I have to have something to show for.?Personally, if I don?t have money I don?t spend money. Secondly, I borrow money only if it helps me to makes more money aka Business loan. I?m totally healthy now pushing hard to convert my profession and start my new business. I can always fall back on driving a truck (CDL-A) on an emergency, HR prosper rating has nothing to do with me, it's got to do with the overall score for business loans?in this recessionary times.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	23%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds10	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my car and credit cards
Purpose of loan:
This loan will be used to pay off my car finally! I owe $2000 on it and the rest will be used to pay off a credit card.

My financial situation:
I am a good candidate for this loan because I have steady, secure employment. I would like to actually drive a vehicle that is paid for once in my lifetime lol. My credit card I would like to pay off beause I am trying to reduce my debt to income ratio.

Monthly net income: $ 5000

Monthly expenses: $ 3350
??Housing: $ 1400
??Insurance: $?100
??Car expenses: $ 350
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,670.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 8.56%	Starting monthly payment:	$51.18

Auction yield range:	4.20% - 5.50%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	3.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$52,892	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	NekHoldings	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Reinvest in Prosper
Purpose of loan:

The purpose of this loan is for me to reinvest back in Prosper.?I provided my W-2s as a proof of?income?(just for my job - not the real estate investments)??to Prosper so that they will list my DTI ratio.

My financial situation:

I am a good candidate because I am a professional investor who is?well educated and? has a full-time?job that pays over $100K a year and real estate investment that grosses over $100K and is valued over $2 Million.

I have a high band card utilization because I was able to get a cash advance on my credit card @?3.95% for the life of the loan which I used as a down payment to acquire another property. You are looking at a picture of one of the buildings that I own.In summary, I am looking for this loan not because I actually need the $1,680 but because I want to reinvest back in Prosper and see if I can?continue to make?a business out of it. In the last couple of years I have funded over 30 loans.

I have a borrowing track record with Prosper since I obtained a loan last year and fully paid it back.

I will setup an automatic payment for the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	14%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$44,665	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lovely-hope5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for a wedding
Purpose of loan:
This loan will be used to pay for a wedding.? My fiancee and I were planning on getting married in a couple of years once we had saved enough money to pay cash for everything.? However, due to a change in his mom's health, we are trying to be married before anything happens to her.? We have moved up the wedding date by two years and are hoping that we can obtain a loan to make it happen.

My financial situation:
I am a good candidate for this loan because I have had the same steady job over the past nine years.? I have a credit history that speaks for itself and pride myself in paying my bills on time. Thank you in advance for considering funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$797.56

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1981	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	16y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,296	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rto1303	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Truck Loan Consolidation
Purpose of loan is to consolidate three loans on equipment into one. This transaction will increase cash flow approximately $3200 per month. By consolidating the loans I will be able to keep the assets that will become more useful as the economy improves. The company is profitable and with the increase in cash flow, repayment of this loan will not be a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$290.02

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,679	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	spirited-credit0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
I'm trying to pay off my credit cards. I'm a student and an actress and model.? I had almost everything paid off before I moved to Chicago.? Moving is expensive and I now find myself in a less than desirable financial situation.? I've always paid my bills on time, always paid above the minimum. I'm very good at managing my finances but between school, and moving I just need to get all my bills in one place and know exactly what to pay each month.? Its been especially hard w/ my credit card companies jerking me around and finding all kinds of fees and raising my interest rate for absolutely no reason.? I'm very responsible and?hardworking and I plan to pay this off!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$670.08

Auction yield range:	17.20% - 33.00%	Estimated loss impact:	36.45%
Lender servicing fee:	1.00%	Estimated return:	-3.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	41%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2009) 640-659 (Sep-2009) 660-679 (Mar-2008) 660-679 (Feb-2008)
Principal balance:	$2,066.06	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
IF AT 1ST-TRY TRY AGAIN THANKS
Purpose of loan:
This loan will be used to? I would like to have this loan to pay down or pay-off my credit cards and Property taxes as well as a down payment on a used car, mine just died!!!
My financial situation:I am a good candidate for this loan because?This is my latest and hopefully my last request for a second Prosper loan. I really need this loan and although my rating with Prosper shows HR I don?t consider this accurate. If you, as lenders, have faith in me please bid and I promise to pay as agreed. Thanks for your consideration. Happy Holidays!!!I WOULD LIKE TO THANK THE LENDERS WHO PLACED PREVIOUS BIDS

Monthly net income: $ 3892

Monthly expenses: $ 3626
??Housing: $ 1651
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$151.69

Auction yield range:	4.20% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2002	Debt/Income ratio:	58%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,644	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-money4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher interest credit card
Purpose of loan:
This loan will be used to pay off a credit card @ 17.99 percent interest.
My current minimum payment on this card is $130,?I?pay between $200 and $250 per month
My financial situation:
I am a good candidate for this loan because, I have completed the?Dave Ramsey Financial Peace University, and have my household on a good budget, plus in the last?year and a half I've paid off a little over $10,000 of credit card debt.?
The payment on this loan will be less?then what I have budgeted for this debt.? So I will have no problem with the payment.? I have a great, very stable job, and plan on paying this debt off as early as I can.
Please ask me any questions you'd like.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.21%	Starting borrower rate/APR:	9.21% / 12.15%	Starting monthly payment:	$38.28

Auction yield range:	8.20% - 8.21%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1992	Debt/Income ratio:	34%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,561	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jetscore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$10,741.04	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Drop Down Debt
Purpose of loan:
This loan will be used to trim down my debt.

My financial situation:
I am a good candidate for this loan because I have always paid my debts on time. Look up my account as I have already used Prosper and have not missed one payment and have made all my payments on time.

Monthly net income: $ 5,000

Monthly expenses: $ 3,890
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,880	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	purposeful-income2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
funding for school and small bills
Purpose of loan:
This loan will be used to pay for classes towards completing my degree in International Business, books?and a few minor bills.

My financial situation:
I am a good candidate for this loan because?I?am?a mature and responsible?adult. ?

Monthly net income: $ 3100.00

Monthly expenses: $?
??Housing: $ 700
??Insurance: $?250
??Car expenses: $?250?
??Utilities: $ 100
??Phone, cable, internet: $ 125?
??Food, entertainment: $?600
??Clothing, household expenses $?200?
??Credit cards and other loans: $ 150?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	8.20% - 29.00%	Estimated loss impact:	7.20%
Lender servicing fee:	1.00%	Estimated return:	21.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$53,634	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Cloudx9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for work
Purpose of loan:
This loan will be used to? Buy a used car for work, the current car I drive is breaking down and I don't know how much longer it will last. I'm looking to buy a reliable used car for around $4000 but I'm $1500 short. This is very important for me since I drive alot for work. I travel to people's homes around the city for work.

My financial situation:
I am a good candidate for this loan because? I can Pay the monthly payments with no problems.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	139%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	23 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$10,839	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-doughnut9	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off before interest kicks in
Greetings,

I will make this short, but hopefully, sweet. I have a credit card that is no interest until April 1, 2010. If the dog hadn't gotten her nose in the rear end of a porcupine, and the trip to Washington with my daughter (as pictured while enjoying our first ride on Amtrak ever!) hadn't proven so expensive, than this wouldn't have been a problem at all. I'm just worried about this one card since things with credit cards have been so funky lately, and the interest comes due soon. I just don't want to get stuck paying 29% interest. I believe I can have the card down to $5000 by the time April rolls around, but feel more comfortable paying it off now and dealing with a more structured loan. I am a married mother of one child, a homeowner, and an upstanding member of society employed as a special education paraeducator. I am an extremely low risk investment as humans go, and believe you will be happy to have chosen me. I thank you in advance for your consideration.

P.S. My debt to income looks poor, but my husband's income has not been taken into consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	10y 3m
Amount delinquent:	$115	Revolving credit balance:	$1,147	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 660-679 (Sep-2009) 660-679 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New adventures
Purpose of loan:
This loan will be used to start over for 2010.

My financial situation:

I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made early payments on occasions.? I have 3 credit cards with apr's over 29%.?They were at 12% for the last 1 1/2 years but all of sudden the company raised them again.? I am not late on any of my payments.??I have a student loan and 2 other items on my credit report I would like to clear.??I Promise to pay back?all the funds that are given to me. I just want to be current and fresh?for the New Year.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $
??Insurance: $ 350.00 (cars)
??Car expenses: $ 470.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 350.00
??Credit cards and other loans: $1800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	36%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,564	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	treasure-contributor8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and vehicle
Purpose of loan:
This loan will be used to pay off credit card debt, vehicle and medical bills. I recently had to have Endometrial Albation surgery and have to spend alot of my emergency funds for that procedure.????

My financial situation:
I am a good candidate for this loan because I am a dependable and hard worker. My employer gives us a bonus of $1,800 in January and with income tax a few months away I shouldn't have any problems paying this loan off in less than 1 year. Thanks for your time.

Monthly net income: $ 2200????

Monthly expenses: $ 1453
??Housing: $?650
??Insurance: $?husband pays
??Car expenses: $178
??Utilities: $ 140
??Phone, cable, internet: $ 135????
??Food, entertainment: $?husband pays
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 10.29%	Starting monthly payment:	$80.61

Auction yield range:	3.20% - 8.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1993	Debt/Income ratio:	57%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	23 / 20	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,145	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-money1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up expenses for new business
Purpose of loan:
This loan will be used to finish paying for expenses related to starting an event & wedding planning business -- which include website setup and design, brochure design and printing, continuing education courses, and fees for having a display booth at bridal fairs.

My financial situation:
I am a good candidate for this loan because I am very committed to this business venture.? I have 18 years of experience in event & wedding planning through jobs I have held over the years and now want to do this as a full-time career.? While starting a business in this economy may not be a good decision for some, I believe it is is a good decision for me because of my commitment to this new adventure.? Know that monthly payments will take a priority -- the lender(s) will be able to count on receiving their monthly payments.

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1978	Debt/Income ratio:	71%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	28	Length of status:	10y 6m
Amount delinquent:	$1,686	Revolving credit balance:	$16,248	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diligent-cash1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay unexpected bills
Purpose of loan:
This loan will be used to? pay unexpected bills

My financial situation: Behind on i loan; just started working, so will be current in about 30 days
I am a good candidate for this loan because? take my financial obligations seriously; income 5451 monthly plus 300-500 per month new job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.05%	Starting borrower rate/APR:	30.05% / 32.43%	Starting monthly payment:	$127.44

Auction yield range:	11.20% - 29.05%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	21%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,521	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment in Prosper & Schwab Co
My financial situation: ??I am a good candidate for this loan because?have never defaulted on anything ever, I always pay on time and the amount due.? I feel I'm?a loyal and responsible person.? Prosper seems like a great website for both lenders and borrowers, and I would like to be?associated with a win-win situation!?

Purpose of loan: I am reinvesting the money in to Prosper and Charles Schwab Co. ?This is investment profile to show you how I invest your money the you lend to me. This is why you should consider me.? .

There are four factors in my investment profile:

-Duration - How long do you want to invest for?? This is Short term - 1 to 3 years
-Returns - Do you want income or growth?? This is income due to the timing.
-Liquidity - Do you need to get to your money easily?? This means the speed you can convert your investment into money before the end of your investment period, without taking a loss.
-Risk - Understanding the nature of risk involved in different forms of investment and taking account of your views on risk. ?The higher the risk you take the higher returns you could receive, but the more chance you have of taking a loss.

The investment club plan for this profile. ?The money will be invest in two differ place one Prosper and other Schwab Co. ?In the amount of $1000.00 Prosper you will see online.? And Schwab Co. of $2000.00 will be invest in stock, bond, ect.

Prosper have a trade profile with let you trade your investment to get the principle and internet back faster.? With the Business investment if we see that you invest in our loan we will buy back the loan order from you.?

Our intention is to keep our cash flow healthy, so we need to finance this capital expenditure so as not to deplete our cash reserves at this early stage.

Monthly net income: $ 4500

Monthly expenses: $ 2790??
Housing: $ 1102??
Insurance: $ 168??
Car expenses: $ 478??
Utilities: $ 200??
Phone, cable, internet: $ 175??
Food, entertainment: $ 150??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 217?
?Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	8%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	12	Total credit lines:	32	Length of status:	3y 3m
Amount delinquent:	$48,522	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	99	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-understanding-dedication	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses
Purpose of loan:
This loan will be used to?
pay off car and catch up bills from having to move twice in 4 months.
My financial situation:
I am a good candidate for this loan because?
my income source is strong and I have lowered my living expenses by 20%
Monthly net income: $
3500
Monthly expenses: $
??Housing: $ 1100
??Insurance:?
??Car expenses: $ 500
??Utilities: $?75
??Phone, cable, internet: $ 150
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.98%	Starting borrower rate/APR:	18.98% / 21.20%	Starting monthly payment:	$340.81

Auction yield range:	11.20% - 17.98%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	45%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,195	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	richard65	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2008)
Principal balance:	$6,664.77	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards.?

My financial situation:
I am a good candidate for this loan because I have a full time job and a part time job in addition to several freelance projects?and my income continues to grow.?I also have 2 MA degrees and several license and certifications.? I have a good credit rating and am an honest, hard working guy.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$31.61

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1989	Debt/Income ratio:	13%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,111	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedication-ace	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay for school
Purpose of loan:
This loan will be used to? pay for courses starting in Jan 2010

My financial situation:
I am a good candidate for this loan because? I can pay $200.00 a month until paid in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$302.09

Auction yield range:	11.20% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,702	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mjh264us	Borrower's state:	Illinois	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 660-679 (Jul-2009) 700-719 (Mar-2008) 720-739 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off High Interest Credit
Hello,
Hello, Please consider my request for a $7,000.00 loan to pay off a high interest credit card. This was transferred from Bank of America to Barclays and I want to pay it off at a lower interest rate . The interest rate is over 29.99% Thank you for your consideration. As you can see by my previous listing, I have never missed a payment.
Assessment $153.53
ComEd $45.38
Comcast $174.84
Care Credit $135.00
State Farm Insurance $115.00
Student Loan? $244.22
Student Loan? $151.53
Peoples Gas $62.35
Credit Card Visa $2000.00
Car Payment $482.52
Cingular Wireless $150.00
Mortgage $1,805.95
--------------------------------------------
Income $9,300.00 (My income? + Wife who is a teacher)
Expenses $ 7270.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,304	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	priceless-integrity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting the Cards!
Purpose of loan:
This loan will be used to eliminate the interest rate strangle hold of our credit cards.

My financial situation:
I am a good candidate for this loan because?my wife and I are full-time workers with good income,?responsible parents, and eager to make changes. We have both been at our current jobs for over 5 years, I for 12+ years and my wife for five years. We pay our bills on time and pay above the minimum on our credit cards.We want?the cards gone!? Please take a chance on us! We will pay on time, no matter what.

Monthly net income: $ 3,200

Monthly expenses: $
??Housing: $ 518
??Insurance: $ 120
??Car expenses: $50
??Utilities: $ 120
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $50
??Credit cards and other loans: $?500
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$270.37

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2004	Debt/Income ratio:	31%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,013	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	njr31	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my car
Purpose of loan:
This loan will be used to? to pay off my car and lower the monthly payment along with my monthly insurance premium, saving me an estimated $60 a month.

My financial situation:
I am a good candidate for this loan because? my lack of delinquant payments should clearly reflect my level of financial responsibility. I have secondary income in the amount of $6000 yearly not recorded on W-2's from construction and maintenance. Credit card debt and bankcard utilization varies?greatly month to month so my credit score does as well.

Monthly net income: $ 2600

Monthly expenses: $ 1855
??Housing: $ 718
??Insurance: $ 77 / will change to 35
??Car expenses: $ 285 /?will change to $270
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 382
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 29.50%	Starting monthly payment:	$40.07

Auction yield range:	8.20% - 24.58%	Estimated loss impact:	7.09%
Lender servicing fee:	1.00%	Estimated return:	17.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2006	Debt/Income ratio:	32%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$6,406	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dinero-beeper	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit one Credit Card
Purpose of loan:
This loan will be used to? Pay off One Credit

My financial situation:
I am a good candidate for this loan because? I have a job

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$485.07

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	20.38%
Lender servicing fee:	1.00%	Estimated return:	3.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	46%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,029	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Keranzo	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,200.00	< mo. late:	0 ( 0% )	600-619 (Sep-2008) 560-579 (Aug-2007)
Principal balance:	$4,136.87	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Trying to consolidate cc debt
Basically I am asking for this loan so I can consolidate my debt into an easier payment that I can payoff faster.

I have never missed a payment on any of my loans or credit cards.

I need the loan so I can use some of the money to help my family and myself.

Heres the break down

American Express 1626.61
Dell 1430.74
BillMeLater 3296.18
Chase1 2118.06
Chase2 1184.87
Best Buy 2478.84

Monthly I do not have any bills nor house payments as I live with family. All the cards are shredded and I havent used them. I would appreciate this help because it would help me get out of debt..

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	7y 11m
Amount delinquent:	$297	Revolving credit balance:	$1,073	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	scholarly-gain	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tax Professional Seeks Loan
I am a tax accountant in Brandon, Florida and have had my own business for the past 7 years. My business has grown from 1 client in 2002 to over 250 clients now. I have never advertised. All of my clients are word-of-mouth referrals.

I am applying for this loan in order to establish a presence here on Prosper.com that will allow me to access capital faster and with fewer headaches than through traditional banks.
The purpose of this loan will be to buy tax software for the upcoming tax season and to buy marketing materials to mail out to current and prospective clients.

My credit score is very important to me and I have been working harder than ever during the past few years to improve it. I know that the slightest negative actions could have severe impacts on my credit score and, for that reason, I have not missed a payment on any of my bills in the past 2 1/2 years.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.59%	Starting borrower rate/APR:	14.59% / 16.75%	Starting monthly payment:	$86.16

Auction yield range:	4.20% - 13.59%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1987	Debt/Income ratio:	60%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	16 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$12,668	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	suncrazy64	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card
Purpose of loan:
This loan will be used to pay off my High Interest AT&T Card.? The actual account has already been closed by me.

My financial situation:
I am a good candidate for this loan because I have always paid my debts on time and never late.

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 50.00
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 525.00
??Other expenses: $ 60.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	34%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 5m
Amount delinquent:	$835	Revolving credit balance:	$1,461	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Hardworking_legomama	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MAKING A BETTER LIFE
Purpose of loan:
This loan will be used to? Consolidate bills and focus on school.? Getting ahead in life.
My financial situation:
I am a good candidate for this loan because? I own my home and vehicles outright.? I am current on all bills except some medical bills totalling under 900.00 which are being negotiated for payment by my insurance.? I have a strong work ethic and always strive for more. Obtaining this degree will help me obtain a better paying position with the ability for advancement.? This will also help me to consolidate a few bills in order to have just one payment instead of several.? This would also help me to pay off my creditors faster and reduce my monthly expenses.? My husband pays most living expenses so payment on loan is guaranteed.? I am a hard worker and always look at getting ahead and bettering myself.? Returning to school at 41 for a second bachelor's is exciting.? 75 credit hours from my first degree at Purdue University transferred thus placing me in my junior year at DeVry gives me the opportunity to complete my degree in a year and a half!!!? This loan will give me even more incentive to succeed and be on my way to better things!!

Monthly net income: $ 1920.00

Monthly expenses: $?see below
??Housing: $ 0.00???PAID IN FULL
??Insurance: $?0??Car expenses: $?100
??Utilities: $?0
??Phone, cable, internet: $?200
??Food, entertainment: $ 75
??Clothing, household expenses $?0
??Credit cards and other loans: $ 470
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$95.48

Auction yield range:	11.20% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,351	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	onachain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff High-Interest Credit Cards
Purpose of loan:
This loan will be used to payoff some high-interest credit cards. I have a number of cards I've used for my business to cover printing expenses for my clients. But American Express dropped my credit line from 13k to 3k and I needed to cover the bills on a few of my personal cards that have rates between 15%-22% (I was able to get my card companies to reduce my rates due to increased credit scores and never missing a payment since I last posted) Hopefully I will be able to obtain a loan for less then the current rates i'm paying. I'm also a lender on prosper and I have been for about 2 years.

My financial situation:
I am a good candidate for this loan because I was recently hired by one of my clients fulltime and I have a number of other reliable clients that I consult for on a weekly basis on-site doing advertising creative and layout, design and production for major agencies in the chicago area of between 2000 and 2500 a month. I also rent out a parking spot I own at 100 a month. I sold a house as well which reduced my monthly expenses by $2000 and my new job is providing me with health insurance as of december 15th, which will cut an additional $800 off my expenses. I've reduced the value of the loan I'm requesting in hopes to get funded at a rate that makes sense.

Monthly net income: $7800

Monthly expenses: $
??Housing: $ 1960.00
??Insurance: $ 260.00
??Car expenses: $ 205.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 155.35
??Food, entertainment: $ 275.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 563.00 (Minimum Payments)
??Other expenses: $ 570.00
? Pet Sitter: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1986	Debt/Income ratio:	13%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,837	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	Credit Card Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-619 (Nov-2009) 600-619 (Sep-2009) 600-619 (Jun-2008) 600-619 (May-2008)
Principal balance:	$1,053.89	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Car repair
Purpose of loan: To fix one of my cars

It seams that most are not willing to look past the incorrect rating that has been?given me, & the 3year old delinquencies. My Prosper payments speak for themselves.?I have been trying for months to get a loan funded & I have had?1 lender?who has had the faith in me from listing one, (Thank you).???

If things aren't stressful enough this time of year?I had to put 1600.00 worth of work into my car, Now my husbands needs a new timing belt & some engine work done to his car, 1800.00 dollars worth of work, if not more.

I no longer want to consolidate I have come to the conclusion that no matter what I pay off or how many on time payments my score is not going to change.? They hold your future in there hands & there is nothing you can do to fix or change it.??

I have paid 314.10 a month?over the last 3 years?to prosper?& I will continue to do so.? When my car loan is paid off in June I will increase what I am paying.? So this loan will be paid off in less than 2 years. My second loan will be paid off in April 2010 instead of July 2011,

I am a good candidate for this loan because?I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00 me 5,000.00 husband total 7,300.00

Monthly expenses: $?6270.00 leaving 1030.00?plus the 314.00?to prosper

Housing: $ mortgage,taxes,insurance, water 2404.00??
??Insurance: $?263.00 2 cars??
??Car expenses: $?550.00 one loan, gas, wear and tear??car loan paid off in 6 months saving another 360.00 per month
??Utilities: $?298.00 gas and lights???
??Phone, cable, internet: $ 25.00 work for company 180.00 cell phone this is high because I have 5 phones
??Food, entertainment: $ no?entertainment 1000.00 food family of 5???
??Clothing, household expenses $?300.00
??Credit cards and other loans: $?575.00 c.c.?& personal loans (includes the 314.00 paying each month to prosper even though I owe 105.00 per month
??Other expenses: $ 675.00 college and elementary school monthly payments fo my children
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	6%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	return-voyage7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to medical bills I accumulated the past 3 month with 2 emergency room visit & 1 surgery to remove scare tissues in my abdominal area.

My financial situation:
I am a good candidate for this loan because I am finally back at work after living off of saving for the past 3 months. And I know I can pay this small loan off withing a few months, I just don't have enough funds after living off of savings during my absence from work. As for my credit report, the 3 delinquency I had in my past was due to my ex-husband & our separation. I currently have no delinquency & virtually no debt. I believe paying all my bill in cash. I rarely use my credit card unless for emergency.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 125
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$123,423	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	graceful-dedication	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying property taxes
Purpose of loan:
This loan will be used to pay my property taxes.?

My financial situation:
I am a good candidate for this loan because I have an excellent credit history of paying back my loans on time.? Our debt to income ratio is high as I elected to stay at home with our two young daughters, which has impacted our credit score, though otherwise we are good solid borrowers who pay our bills on time each month.? My husbands job recently changed within his company which requires that he work out of state for 6 months of the year.? While it is a promotion, it has also added to our expenses, leaving us a bit behind this month as our property taxes and homeowners insurance are both due in December.? I'm seeking a short-term loan to cover the remaining cost of our property taxes.

Monthly net income: $ 8133

Monthly expenses: $
??Housing: $ 3532.00
??Insurance: $ 588
??Car expenses: $ 400
??Utilities: $ 487
??Phone, cable, internet: $ 228
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1401
??Other expenses: $ 160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$17,420	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	doublediamond	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kick the IRS out of my pocketbook
Purpose of loan:
This loan will be used to? pay of the last half of my 2008 tax bill. I sold out of a partnership March of 08 and reinvested the part of the proceeds as well as carried back a note from former partners. As a lender on Prosper, I would rather pay peers than the IRS penalties and interest. ?

My financial situation:
I am a good candidate for this loan because? I have been in the real estate investing for the last ten years, and understand the importantance of good credit to make my living.

Monthly net income: $ 4000
Monthly expenses: $??3000????
??Housing: $ 1400
??Insurance: $
??Car expenses: $ 800
??Utilities: $ 150
??Phone, cable, internet: $ 75
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 575
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	12	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$7,906	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	25	Homeownership:	No
Inquiries last 6m:	1
Screen name:	soothing_hands77	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 42% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	9 ( 47% )	520-539 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	2 ( 11% )
Total payments billed:	19
Description
Paying Off Bills
Purpose of loan:
This loan will be used to pay off some bills.

My financial situation:
I am a good candidate for this loan because I have had a loan with Prosper before to start my business, and paid that loan off over a year early. Just need a little help to get over a slump.

Monthly net income: $ 904.00

Monthly expenses: $
??Housing: $
??Insurance: $ 70.00
??Car expenses: $ 385.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$725.06

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	36%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,216	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-healthy-contract	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Local Focused Wine and Beer Bar
Local Seattle neighborhood has been waiting for this eclectic Wine and Beer bar. Located on the busiest street in an up and coming Seattle neighborhood, this establishment will fill the wine and beer glasses of this hard working area. With no competition within a mile and a fantastic demographic! This only has the keys for success. Between myself and business partner we have 25 years of restaurant and bar experience from financing, management and bartending. We will be working the majority of the hours to ensure it is done the right way. We have worked for others to long and want to own and operate a business within our own neighborhood. Despite the economic times, bars are still doing great! We have secured an amazing lease and partial financing. We just need the rest to start the build out and make our dream a reality!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437676
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$433.32

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1999	Debt/Income ratio:	18%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,170	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MourningDoveLane	Borrower's state:	Texas	Borrower's group:	Voyagers Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Attorney fees and Spousal Support
Loan Purpose:
This listing is being created in order to payoff my Attorney fees and soon to be ex-wife.? The court granted her 6 months of spousal support, but I do not want to continue our relationship for that long.? I want to pay her and the attorney off and move on with my life.

Background Information:
I have been working in the finance industry for the past 6.5 years. Currently, I am Vice-President of Operations for the one of the largest?companies in the world. I am very detail oriented and focused on my career. I pride myself in always doing the right thing, and helping others as often as possible. I am an active member of the United Way and March of Dimes. My long-term goals are geared towards achieving a moderate income and becoming self employed.

Please take these facts into consideration for this listing.
Annual Salary (fixed) = $85,500
Annual Salary (2009 bonus) = $54,500
Monthly personal expenses = < $3,500 (including housing)

If you have any further questions, please feel free to contact me. Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.14%	Starting borrower rate/APR:	30.14% / 32.52%	Starting monthly payment:	$170.11

Auction yield range:	11.20% - 29.14%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	45%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,013	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thunder22	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt
Purpose of loan:
This loan will be used to? pay off current credit card debt. My goal is to be debt-free as quickly as possible.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan.

Monthly expenses: $?1400
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 27.57%	Starting monthly payment:	$39.08

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	14%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,046	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	revenue-portait	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas
Purpose of loan:
This loan will be used to get through the tough holiday season
M
y financial situation:
I am a good candidate for this loan because?I will pay back the amount borrowed?

Monthly net income: $? 4846

Monthly expenses: $
??Housing: $ 2154
??Insurance: $
??Car expenses: $ 429?
??Utilities: $ 200
??Phone, cable, internet: $ 150?
??Food, entertainment: $ 200?
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 200?
??Other expenses: $ 200?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	14.20% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1995	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,193	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-diverse-responsibility	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good People---Poor Quality of Life
Purpose of loan & Our Situation:
This loan will be used to consolidate debt.? We have had a rough time over the past few years.?? I had open heart surgery to replace a pulmonary valve.? I went to the Mayo Clinic, which is #1 in heart surgeries, but my insurance didn't cover everything....so I chose life, over the financial burden it put on my family & myself.? I have been married for five years and have a three year old daughter.? I am looking for this loan to consolidate higher interest rate debt that we have accumulated due to my heart surgery.? We are good people---we work hard, both have full-time jobs, my wife has a second job, we are Christians and treat people the way we want to be treated.? We do our best to uphold our high morals and integrity....even when life brings us down.?? Money isn't something someone should have to stress over.? This isn't our main focus in life and we are generally happy, but our quality of life would be greatly improved with this loan.? Anything anyone can do to help us would be greatly appreciated.?? No taglines---- all we have to offer is the truth.?

Monthly net income:?
Mine:? $40,000
Wife:?? $30,000?

Monthly expenses: $
??Housing: $1450
??Insurance: $150
??Car expenses: $400
??Utilities: $400
??Phone, cable, internet: $200
??Food, entertainment: $200---right now we use credit cards....we don't have anything else?left after all the bills are paid?
??Clothing, household expenses $200
??Credit cards and other loans: $40000??(the minimum payments are outrageous)
??Other expenses: $800?? (daycare- my wife?& I both work full-time)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,013	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-cycle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deposit for investment property
Purpose of loan:
This loan will be used to put 20 percent down on a rental property.? The property is presently in foreclosure and is listed for 111,870.? The town presently has the property assessed at 228,900.? The building has two 3 bedroom units with approx. 2,800 total square feet of living space.? I estimate that each unit will make 1,000 in revenue per month, this is slightly less than the current market rate.? The taxes, insurance, and mortgage will be 996.00 leaving a profit of 1,004 dollars per month.
The building may need a little work to pass all city codes, but is structurally and aesthetically sound.

I recently purchased my first foreclosed property for 100,000 dollars.? After putting 30,000 into repairs the building brings in 2,200 a month in revenue with expenses of 1,500 hundred leaving a profit of 700 per month.? All tenants are in 1 year leases and pay rent on time.

My financial situation:
3,200 - My current monthly income after taxes

900 - my mortgage and utilities
1,000 - miscellaneous expenditures
300 - payment on a business loan
I own my automobile and have use of a work truck.

This leaves 1,000 a month in free cash flow.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437700
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,942	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	green-revenue-friend	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards
Purpose of loan: This loan will be used to consolidate some high interest credit cards. I am working on building my credit. I am having issues with the credit card companies raising interest rates in the last year and saying I can refuse, but they will close the account, I need them to remain open so I can build credit. So, I am trying to consolidate them into one payment and pay a little extra each month to pay them off quicker, but still build credit history in the process. The 3 delinquencies on my credit were before 2005.

My financial situation: My wife Deanna and I bring in a good monthly net income of $4686. We are not in any financial binds; we are just working on building for the future and paying off some credit will help us build a higher credit score. We purchased our first 3 bedroom home in February 2008, which to this date has been the best decision I ever made with my credit. We have been married now since July 14, 2007. I appreciate your consideration for a bid and wish you the best for the holidays and a Happy New Year in 2010.

Monthly net income: $ 4686.00

Monthly expenses total : $3270
??Mortgage: $ 930.00
??Insurance (2 auto): $ 200
??Car expenses (2 auto): $ 500
??Utilities (electric, water, garbage): $ 190
? Mobile, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards / other loans: $ 200 / 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2003	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,080	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rate-magnolia	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards and get out of debt.

My financial situation:
I am a good candidate for this loan because? I am very focused to pay off my debt so my husband and I can start our family

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 140
??Phone, cable, internet: $?150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$118.49

Auction yield range:	11.20% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	7%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,755	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Gibsound	Borrower's state:	Pennsylvania	Borrower's group:	Pittsburgh / Western Pennsylvania
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 660-679 (Jul-2009) 680-699 (May-2008) 660-679 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Need new furnace.
Purpose of loan. To replace a gas furnace in one of my investment properties.

This loan will be used to replace the following.

New furnace & supplies $3,000.00

Total------------------------------------------$3,000.00

My financial situation. I work full time with one employer for over seventeen years. I receive income from investment properties. I pay my bills. I don't live beyond my means. I am dedicated, and determined to achieving independent financial success.

This will be my second Prosper loan. The first loan was paid in full.

I do not drive a BMW.....yet!

I am a great candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$769.51

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1986	Debt/Income ratio:	12%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$72,810	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	top-healthy-rate	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off American Express
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.06%	Starting borrower rate/APR:	11.06% / 11.41%	Starting monthly payment:	$589.81

Auction yield range:	3.20% - 10.06%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	27%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$61,439	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goldkn22	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 93% )	800-819 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	1 ( 7% )	760-779 (Aug-2008) 800-819 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off my 1 BOA card
Purpose of loan:
Hi all.? I have 1 Bank of America Card at 11.25% that I would like to lower if possible.? I've never been late with payments or over a year to this card but they will not budge with lowering my rate.? I turn to you to help me out while putting a few $ in your pocket instead of BOA.

My financial situation:
Excellent.?(AA)

Monthly net income: $ 5400

Monthly expenses:
Housing: $ 1400.00
Insurance: $ 150.00
Car expenses: $ 350.00
Utilities: $ 200.00??
Phone, cable, internet: $ 145.00??
Food, entertainment: $ 350.00??
Clothing, household expenses $ 100.00??
Credit cards: $ 300.00???
Total: $2995.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	23%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	6 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	2y 8m
Amount delinquent:	$1,315	Revolving credit balance:	$541	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	atk009	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	520-539 (Apr-2008)
Principal balance:	$828.89	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying for a medical missions trip!
Purpose of loan:
This loan will be used to?pay for a 6 month program to study medical missions in South America.

My financial situation:
I am a good candidate for this loan because?I am a hardworking student that is headed into the medical community and I pay my bills on time.

Monthly net income: $ $1400 Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $100
??Utilities: $
??Phone, cable, internet: $80
??Food, entertainment: $300
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 14.15%	Starting monthly payment:	$249.18

Auction yield range:	4.20% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	45%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,462	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of
I plan to pay off 2 credit cards and to buy some?christmas gifts.

My financial situation? Is great, all?I need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you. I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	8%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	13y 10m
Amount delinquent:	$328	Revolving credit balance:	$53	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	auctioneer6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need capital for business equipment
Purpose of loan:
Start-up mobile application development firm seeking capital to bring next generation of mobile marketplace to life.

My financial situation:
I am a good candidate for this loan because I have solid income, good credit, and excellent tracking records with all my previous creditors. The capital will be used for business equipment purchases to expand my business. We currently have credit line through banks, however, looking for better rate and ways to benefit peer lenders instead banks. My business are building and selling applications for iPhone and Android platforms. We're now expanding to mobile data pay-pass business which is attracting a lot of buzz lately. I'd like to thank you all for supporting the business expansion! May all of us be rewarded!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	8.20% - 18.00%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1977	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$130,078	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sharp-community0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high intrest credit cards
Purpose of loan:
This loan will be used to?
Pay off high intrest cards that have recently been increased intrest rates for no apparent reason.
My financial situation:
I am a good candidate for this loan because?
I always pay my bills on time, my wife looking for work to assist after staying home as homemaker for 20 years.
Monthly net income: $ 5,895

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 700.00
??Car expenses: $ 300.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 95.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 2,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1987	Debt/Income ratio:	24%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$107,526	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nonprofexec	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Not giving up!
Purpose of loan:
I am re-listing this, because I am not giving up on getting this loan to help my wonderful daughter. She is (as you can see from the photo) a brilliant photographer who is in the process of establishing herself in a difficult market.. She is beginning to receive recognition, including several magazine covers but she is still a "starving artist". I want to help her by purchasing some of the things she needs to really become successful and secure. She is a wonderful young woman, who has always had to work twice as hard as everyone else because she has had a lifelong struggle with severe depression, but she still has managed to graduate from a prestigious arts college where her talent really blossomed. I want to make sure her dreams come true, but it is difficult for me because I am helping to pay her student loans (many of which are in my name) and I don't have the "extra" money to make any major purchases. This loan would help me buy her a Canon EF 24-70mm f/2.8L USM Zoom Lens ($1299.99). She is currently renting a lens for many of her shoots, which eats into her profits. This would be a Christmas gift from me, not an obligation she would need to repay. (She has no idea I am planning this, and it would be a huge surprise, and such a great gift!)

My financial situation:
I am a good candidate for this loan because I am extremely responsible, and have never been delinquent on a single payment to anyone. The one delinquency in the amount of "zero" shown on my report was a cable box I returned when I moved, but the company claimed was it was returned late (and this was five years ago!). They refuse to remove it, so I am stuck with it on my record. I am a homeowner, have lived in the same community my whole life, and I am the executive director of a successful nonprofit agency. Much of my debt ratio is caused by student loans which I took out for my daughter, and which she is helping to repay as she can (another reason I want her to succeed!) and there are also home equity loans I took out to upgrade and improve my own home and the rental property I own. With the current market it's hard to be enthusiastic about home improvement, but it will pay off in the long run (or so I keep telling myself!). I have listed this twice, and would like to say thank you to those who have bid on the loan. Even if it is not successful, it means so much to see that people really do want to help. Happy Holidays to all!

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $2,700
??Insurance: $275
??Car expenses: $50
??Utilities: $95
??Phone, cable, internet: $140
??Food, entertainment: $150
??Clothing, household expenses $100
??Credit cards and other loans: $650
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$163.34

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1990	Debt/Income ratio:	17%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,406	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intelligent-commerce6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay my debts
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.41%	Starting borrower rate/APR:	27.41% / 29.75%	Starting monthly payment:	$102.61

Auction yield range:	11.20% - 26.41%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,276	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-sensational-point9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for work
Purpose of loan:
This loan will be used to my car that I really need to drive to the work and visiting my family that they live in Miami, Florida, I live in Eustis, Florida ( Northwest of Orlando). I dont want to depend on rent a car because they are very rarely giving me a discount even I am a very good customer of that rent company. I want to visit my adorable grandparents as much as I can before they are gone in few years later. I have been helping them all my life even I am deaf and find a way to communicate with them. They are meant to me a lot.

My financial situation:
I am a good candidate for this loan because I am very good responsible with budget because I have been paying on-time because I want to get my credit turns excellent.

Monthly net income: $2,000 to 2,500.

Monthly expenses: $
??Housing: $275
??Insurance: $0 - have no car right now.
??Car expenses: $
??Utilities: $30 to 70
??Phone, cable, internet: $50
??Food, entertainment: $50
??Clothing, household expenses $0 - rarely to buy a new clothes
??Credit cards and other loans: $12,000 on credit card
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$47.42

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1985	Debt/Income ratio:	74%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$119,879	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	palmetto0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying property/city taxes
Purpose of loan:
This loan will be used to? assist my husband with paying?the property and city ?taxes on?our home. If any funds are left over?I?will use it to pay off my son's medical bills from his four surgeries on his ankle. The medical bills are small amounts....

My financial situation:
I am a good candidate for this loan because??my credit is good and I pay? all my bills and I?pay them ?on time.. My credit history reflects this...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1981	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	30 / 25	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	50	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,273	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-creature	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
unemployment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?this will help me find employment and stay current with bills as unemploy ment is temporary
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	12%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,923	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	maamebi	Borrower's state:	Illinois	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 97% )	700-719 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	640-659 (May-2008) 660-679 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Buying New Appliances For Kitchen
Hello,

I am a 29 year old female that has just recently had a new baby and have had many unexpected costs that have come up due to this new addition to our family. My kitchen appliances have started to give out,but due to tough times, and?carrying two homes for?3 years, I really need an upgrade of these appliances for the Christmas holiday to be able to cook. I will be able to pay back this loan for sure in three years or less, but just need the extra funding to make the best investment and to qualify for the best deals.

Thank you,
Maamebi
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1968	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	5	Total credit lines:	30	Length of status:	21y 4m
Amount delinquent:	$24,556	Revolving credit balance:	$297	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Starfin300	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing
Purpose of loan:
I will use this loan to promote my nationally available tax service.? I have a new promotion that I am offering my current clients, and this will help my business grow.

My financial situation:
I am a good candidate for this loan because?I prepare taxes and I'm about to get real busy.
I will have no problem paying back this loan. visit www.starfin300.com for more info.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,550.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 32.89%	Starting monthly payment:	$108.95

Auction yield range:	8.20% - 29.50%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	20.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1990	Debt/Income ratio:	56%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,023	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marcysings01	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 93% )	700-719 (Latest)
Principal borrowed:	$5,100.00	< mo. late:	4 ( 7% )	680-699 (Apr-2008) 700-719 (Nov-2006)
Principal balance:	$1,292.57	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
Christmas and Credit Cards

I have a little debt to consolidate, and would like to be able to afford Christmas. Any help would be greatly appreciated. I am paid monthly by direct deposit and have my payments drawn automatically from my checking account. I am a teacher, so I am not rich, but I make enough to get me by.?I am responsible about making payments.
Thank you again,
Marcy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	6.20% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	17%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$52,318	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	competent-bazaar	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off three high rate credit cards and retire some additional debts.?

My financial situation:
I am a good candidate for this loan because I have an excellent earnings history, a superior payment record of over 10 years and a committment to not abuse trust. The payments that are being made now on the credit cards (all in good standing) will be used to make the payments on the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2002	Debt/Income ratio:	32%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$155	Revolving credit balance:	$6,677	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	investment-channel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the Credit cards!!
Purpose of loan:
This loan will be used to pay off the credit cards!!!

My financial situation:
I am a good candidate for this loan because I have a secure job in a unsecure job market. I am a responsible young mother of one, that just really needs some debit consolidation and to be able to see the light at the end of my tunnel

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 778.50
??Insurance: $ 38.50
??Car expenses: $ 485
??Utilities: $ 100.00
??Phone, cable, internet: $ 66.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00?
??Credit cards and other loans: $ 200.00
??Other expenses: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2005	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,167	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	lovely-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt!!!
Purpose of loan:
This loan will be used to??
To buy a car for $3000.00 and to consolidate my credit card debt. I just want one simple monthly payment and not have to worry. Im a fulltime worker at a bank and a student.

My financial situation:
I am a good?candidate for this loan because?
I pay my bills on time, and never miss a credit card payment. I work full time and I'm?working on advancing in my career by majoring in international business. Right now I need a small loan to buy a car to get to school and work, and to pay off?only two?credit cards. I just want my life to?be simplified.

Monthly net income: $ 2000.00

Monthly expenses: $?????????????????????????????
??Housing: $ 550.00
??Insurance: $
??Car expenses: $
??Utilities: $ 20
??Phone, cable, internet: $ 127
??Food, entertainment: $200
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 2876.75
??Other expenses: $ 87
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.99%	Starting borrower rate/APR:	18.99% / 21.21%	Starting monthly payment:	$439.81

Auction yield range:	11.20% - 17.99%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1992	Debt/Income ratio:	39%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,972	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FUNDS-TO-SUCCEED	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$19,500.00	< mo. late:	0 ( 0% )	720-739 (May-2007)
Principal balance:	$3,261.76	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Renovation's at My Sweet Home....
Purpose of this loan:???

?????????I almost payoff my existing loan, there's a few more payments left. I would like to take advantage again of this great Prosper service and get another loan to do my house renovations. I would like to install?tile in?2 of the?bathrooms, new tile flooring on the kitchen area, fresh paint, and whatever?is necesary?to be made to maintain the beauty of my home.

My financial situation:?

???????? My monthly income is $5,000. And I?have been successfuly in my profession for over?9 years. There's also an additional?rental property income of $550 for a mobile home. Also, I am a successful lender on Prosper for the past 2 years.

Monthly expenses:????

?????Housing: $ 680.00??Insurance: $ 146.00??Car expenses: $ 290 (gas, maintenance, etc...)??Utilities: $ 450??Phone, cable, internet: $?35??Food, entertainment: $ 680??Clothing, household expenses $ 150??Credit cards and other loans: $ 1450???

Total expenses including credit cards that will be covered with this prosper loan: $?3885

Thank you very much for your support.?

God bless you ALL ! ! ! ! !...... Again.

G.A.

..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$310.23

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1980	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	60	Length of status:	21y 6m
Amount delinquent:	$166	Revolving credit balance:	$9,224	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kmb587	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008) 680-699 (Jul-2008) 660-679 (Jun-2008) 640-659 (May-2008)
Principal balance:	$2,052.87	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
get diploma and do home improvement
Purpose of loan:
This loan will be used to finish paying off my last semester of school so I can actually receive my diploma.? The school will not give my diploma till my bill is paid in full. It took me 10 years, but I finally have enough classes for 2 separate bachelors degrees!? I would also like to pay off my loan with Hanson's for my window I had to replace last year, and then with the remainder, I would pay off my small balance-high interest credit cards and close them.? And finally I would use any remainder for paint and trim and base boards to finish the home improvement I have started.? Please help me to be able to get ahead for a change!
My financial situation:
I have been at my current job for over 21 years and it is very secure.? I currently have 1 prosper loan which I have never missed a payment on.? I also have paid off 1 prosper loan which I never missed payments on and paid it off early.? I promise I will not default on this loan!? Also, my credit report is still showing 3 delinquencies which have been taken care of.? They were small things that were just an oversight.? They will be taken off my report shortly.

Monthly net income: $ 2900
Monthly expenses: $
??Housing: $ 1068
??Insurance: $ 106
??Car expenses: $
??Utilities: $ 110
??Phone, cable, internet: $ 155
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	6%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	0y 3m
Amount delinquent:	$330	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	exponential-affluence	Borrower's state:	Mississippi	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Growing
Purpose of loan:
This loan will be used to purchase additional?equipment needed for a?my business that is growing faster than we thought?

My financial situation:
I am a good candidate for this loan because I am a business owner with a business that is going rapidly!

My business partner and I started a new call center. It is taken off so fast. We have been very lucky to have support from many people in our state. Due to this we have gotten requests from new companies that want to do business with us. We need to purchase additional equipment to meet the new demand.

The new opportunites has created many new jobs in this area. So I thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,183	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peter71	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
To consolidate some of my business credit cards and lower the interest rate

My financial situation:
I have a steady client base that is growing and I have been working in the industry for over ten years. I also am married to a Physical Therapist who makes a solid living.

Monthly net income: $ 4600 me/ $8000 combined

Monthly expenses: $
??Housing: $ 1900
??Insurance: $ 300
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 19.36%	Starting monthly payment:	$769.78

Auction yield range:	3.20% - 18.00%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1988	Debt/Income ratio:	9%
Credit score:	860-879 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$851	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CybilsDad	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Rate for Short Term Loan
Purpose of loan:
This loan will be used to pay?business lease in advance to obtain significant discount from landlord.?

My financial situation:
I am a good candidate for this loan because (1) I am not dependent on the business to pay back this loan, and (2)?I expect to pay this loan back with funds from my income tax refund in February or March of 2010.

Since this will be a short term loan, I have set a higher starting interest rate to make it worthwhile for lenders.? In addition, I have loaned money via Propser and appreciate the risk being taken by the lenders.

Personal (non business) Monthly Income after taxes and other deductions is over $11,000
Monthly (non business) debt payments are less than $5,000 including mortgage and auto.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 11.35%	Starting monthly payment:	$65.48

Auction yield range:	3.20% - 10.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1992	Debt/Income ratio:	25%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$47,863	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	etnies451	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	740-759 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 13% )	700-719 (Jun-2008) 700-719 (May-2008) 720-739 (Jul-2007) 760-779 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
PROSPER LOAN #2 DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to? pay off a much higher rate credit card (17%) and make out 1 less check a month.

My financial situation:
I am a good candidate for this loan because? even though the credit card companies and credit bureaus continue to malign my credit score without due cause- I PAY ALL MY BILLS ON TIME EVERY TIME.?

For example....I owed home depot credit $2400 out of $3000 credit limit.....I paid them $2300 and now owe them $100 or so dollars. Guess what? They lowered my credit card limit to $500 dollars. Chase has done the same as well as a few others. That is ok, I never plan to use any of them again.

Please let me know if you have any questions or concerns. Thank you.

ps. this is a 2nd loan through prosper (if successful). The 1st loan was paid without any problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$166.07

Auction yield range:	8.20% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,532	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-currency2	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a Successful Franchise
Purpose of loan:
This loan will be used to purchase a franchise for a wood flooring service company. This franchise has a proven model that has been duplicated over 90 times.? The average franchise brings in between $6000-15000 per month. Their service is unique because they use a proprietary process which allows the average job to be completed in less than a day, and furniture moved back in on the same day. There is no sanding involved and no harmful fumes, and therefore no need for the owners to vacate the premises. This allows a competitive advantage over traditional floor refinishing companies who generally take 4-6 days to complete the average job, and the customer is expected to vacate the premise due to dust and fumes.

My financial situation:
I am a good candidate for this loan because I pay my debts! I pay on time! My personal finances are in good order, with no significant debt remaining other than a mortgage and a van payment. In addition to all of that, the franchise itself has a track record of excellent profits, is provided with full technical, marketing, and management support. The franchise fee is based on a percentage of sales rather than a flat fee, assuring their investment in my success, and gross profits of 51% are typical. Market research has shown there is a great demand for service of this nature in this area, and that the area has not been saturated with companies providing this type of service. The reason my rating is a C instead of an A is because my debt to income ratio is not being shown. It is at 22%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$610.79

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	60%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$110,332	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FiveSix88	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to pay off my existing 2 credit card loans. I only have 3 existing credit cards and that has been the case the past 10 yrs or so. I have never missed a payment, but now they are raising interest rates, hence I'm here in Prosper seeking your help to make my payments more manageable.

My financial situation: I took a paycut when I changed career in 2007. I also helped out my brother and his family settle here in the US. My FT job doesn't really pay the bills, I love the job but money is not just there, so I took on another PT job, just to make both ends meet. I've had 2 jobs for a year now, and I like them both, kinda blessing in disguise as it also utilizes another skill unrelated to my FT job - managing people with disabilities. It's fun actually and very rewarding.
I am a good candidate for this loan because... my credit rating is 735, never missed a payment on my credit card bills. I have mortgages as well, and they're all in good standing. Never been in default in any loans, not even close to it. My credit card bills have gone up due to helping out family and recovering from a failed business in 2007. Hence, I'm working on 2 jobs so I can pay back. My stock investments are under water, I could sell, but I will be at a loss. And the credit card companies are having a feast now... racking up their APRs on my 2 credit cards (out of 3 cards that I carry) I can pay but the lower the payment the more managable it will be for me. I appreciate your help. Someday, I will be on the lending side.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$656.15

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	51%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,838	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	market-launcher	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Hello everyone,

Thank you for taking the time to view my listing.? I am a Loan Examiner for a local financial institution, so I realize that my "D" credit rating may not look so appealing.? I can attribute my lower score and DTI ratio to health and?mortgage?issues that my parents incurred.? My actual DTI that I am financially responsible for is less than 10%, and the extra "debt" that I have was attached to my credit profile by merely acting as a co-signer to fixed income parents in a bad mortgage.? With my help, their limited income can now afford their mortgage, which they pay 100%.? I plan on using the?loan proceeds?as follows:? I have credit card debt that I want to consolidate?because of the new changes which will go into effect on credit cards next year.? My monthly payments now consist of approximately $500.00, but most of that amount goes?towards interest instead of principal.??I planned on making any necessary monthly payments to be completely finished with this debt in a 3 year time span, but it would cost me over $1000 a month on my own.? With Prosper's help, I can save interest and still meet my 3 year deadline.? I HAVE NEVER BEEN LATE PAYING IN MY CREDIT HISTORY...EVER.

Repayment will center on my current full time job and a part time job (which I recently was hired for).? I will begin teaching online courses with a renown online university within the next couple of weeks, as I am now finished with all of the required training.? I am allowed to facilitate two classes every 9 weeks, and each class pays $1275.00 (additional income of $2,550.00 every nine weeks).

The purpose of this loan is specifically and solely to pay off credit card debt. This debt was accumulated while in college (I earned an A.S., followed by a B.S., followed by a M.B.A), and the income that I receive from teaching will be used to eliminate my student loan debt, which is currently being deferred.

My monthly bills are:

Housing--$600.00
Car Insurance--$70.00
Electricity--$100.00
Cable---$60.00
Phone--$60.00
Credit Cards--$500.00
Gas--$100.00
Grocery--$100.00
Eating Out--$40.00
Entertainment--$70.00
Total?????????? $1,700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,850.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$67.07

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	34%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,089	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	balance-doughnut	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tuition
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,974	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	wampum-sensai0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Orthodontics (braces) for my 2 kids
Purpose of loan:
This loan will be used?for Orthodontic costs for my 2 children. Both are in need of braces and my dental coverage only covers $1000 per child.

My financial situation:
I am a good candidate for this loan because I have very few bills and a good and stable income. I am an IT Director with over 18 years of experience. I have a BS degree with many high tech certifications.

Monthly net income: $ 6660.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 98.00
??Car expenses: $ 484.00
??Utilities: $ 425.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $ 150.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$160.06

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$38,825	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	diedebtdie	Borrower's state:	Missouri	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 94% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 6% )
Total payments billed:	16
Description
History of zero late payments!
Hi everyone,

Please?check out my info, I have never been late on a payment and my history goes back pretty far.? As you can see I have already borrowed and repaid one loan from Prosper for $5,000.00.? It shows I had one late payment on that loan which makes me angry.? Prosper double billed my bank account one month.? Then in correcting it they put both payments back and then the next month they said I hadn't paid them.? It was so confusing!? Anyhow, in reality I have zero late payments.

Also, for your peace of mind, I cannot ever declare bankrupcy if I want to keep my job.? I am a licensed securites professional and a bankrupcy would go on my public record and that is pretty much the end of the road for a job in finance.

My loan request is pretty simple.? I have an immediate need for $3000?for a medical bill and I have an $892 balloon payment due in February that I would like to pay off now.

My DTI is no where near that high.? The application and my credit report accounts for all of our bills, but as you know already the application does not?allow for your spouse's salary.? My wife brings home an additional 35k/yr.

Anyway, I make $71,100/yr and I didn't include another $5k in bonuses per year on the app.? They are not guaranteed so I didn't think it would be fair to include them.? Together my wife and I make almost $106k/yr.? After all bills we have about $1200 discretionary dollars.

So you get a safe loan, and I get rid of a balloon payment and a medical bill!

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2004	Debt/Income ratio:	36%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,749	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	affluence-genius3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
I want this loan to consolidate my debt and also hopefylly find a lower interest rate. My bank didnt budge on lowering my rate so I have to look elsewhere.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I have never been late on any of my payments or my car note. Everything is taken directly from my checking account and I make sure I always have money to account for my bills. I also have a monthly amount given to me by the US Army because I am a veteran.

I dont really understand why I have an HR rating. As you can see, I have never been late on any of my payments, but I do have some debt. I plan on paying it off in the next 6 months, maybe sooner. Dont let the HR Rating Fool you.

Information in the Description is not verified.